                            MULTIFAMILY NOTE
                              (Copperfield)

US $3,577,000.00                                             Houston,    Texas
                                                          --------------
                                                               City

                                                          As of April 18, 1997

     FOR VALUE RECEIVED, the undersigned promise to pay GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation or order, the principal sum of THREE MILLION FIVE HUNDRED SEVENTY-SEVEN THOUSAND AND NO/100 ($3,577,000.00) Dollars, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of 7.93 percent per annum. The principal and interest shall be payable at 65O Dresher Road, P.O. Box 1015, Horsham, PA 19044-8015 in consecutive monthly installments of Twenty-Nine Thousand Seven Hundred Sixty-Three and 82/100 Dollars (US $29,763.82) on the first day of each month beginning June 1, 1997, (herein "amortization commencement date"), until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on May 1, 2017.

     If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, attorney's fees.

     If any installment under this Note remains past due for ten (10) calendar days or more, the outstanding principal balance of this Note shall bear interest during the period in which the undersigned is in default at a rate of 11.93 percent per annum, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the undersigned under applicable law.

     From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

--------------
* STRIKE THROUGH BRACKETED CLAUSE(S) IF NOT COMPLETED.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     The indebtedness evidenced by this Note is secured by a Deed of Trust dated as of even date herewith, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the jurisdiction in which the Property subject to the Deed of Trust is located.

This Multifamily Note has been amended and supplemented in certain respects as set forth in the Addendum to Multifamily Note annexed hereto and incorporated herein by this reference. In the event of any inconsistencies between the printed portion of this Multifamily Note and the provisions of said Addendum to the Multifamily Note, the provisions of the Addendum shall control.

* See below.
                        BORROWER:

WITNESS:                COPPERFIELD PARTNERS, LTD., a Texas limited partnership

                        By: AIMCO COPPERFIELD L.P., a Delaware limited partnership, its General Partner

                              By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its General Partner

                                    By:   AIMCO HOLDINGS QRS, INC., a Delaware
                                          corporation, its General Partner


/s/ Lynn Shapiro                          By:  /s/ Harry Alcock
---------------------------                   ----------------------------
                                               Harry Alcock
                                               Vice President

* The term "maximum increased rate of interest" (the "Maximum Rate") shall mean the highest lawful rate of interest applicable to this Note. In determining the Maximum Rate, due regard shall be given to all payments, fees, charges, deposits, balances and agreements which may constitute interest or be deducted from principal when calculating interest. For purposes of determining the Maximum Rate, the Indicated Rate Ceiling specified in Texas Revised Civil Statutes, Article 5069-1.04 shall be used; however, if permitted by law, holder hereof may implement any ceiling under that law used to compute the rate of interest hereunder by notice to the undersigned as provided in such article. Notwithstanding the foregoing sentence, if Section 501 of the Depository Institutions Deregulation and Monetary Control Act of 1980 (as amended) permits a higher Maximum Rate than article 5069-1.04 or applicable state law, such higher Maximum Rate shall apply to this Note.

Interest on the unpaid principal balance of this Note at the rate stated above in the first paragraph of the first page of this Note (the "Stated Rate") shall be calculated at a daily rate equal to 1/360 times the Stated Rate (but in no event greater than the Maximum Rate). Notwithstanding the foregoing, at any time when the interest contracted for, collected, or charged on the unpaid balance of this Note shall exceed the Stated Rate, such interest shall be calculated at a daily rate of 1/365 times such rate (but in no event greater than the Maximum Rate).

It is expressly stipulated and agreed to be the intent of the undersigned and holder hereof at all times to comply with the applicable law governing the Maximum Rate or amount of interest payable on or in connection with this Note and the loan (the "Loan") evidenced thereby (or applicable United States federal law to the extent that it permits holder hereof to contract for, charge, take, reserve, or receive a greater amount of interest than under law of the state in which the Property is located). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under the Deed of Trust or any other document (collectively, the "Security Documents") evidencing, securing or executed in connection with the Loan, or contracted for, charged, taken, reserved or received with respect to Loan, or if acceleration of the maturity of this Note or if any prepayment by the undersigned results in the undersigned having paid any interest in excess of that permitted by law, then it is the undersigned's and the holder hereof's express intent that all excess amounts theretofore collected by the holder hereof be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to the undersigned), and the provisions of this Note, the Deed of Trust and the other Security Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and holder hereof does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to holder hereof for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note, the Deed of Trust or in any of the other Security Documents that permits the compounding of interest, including, without limitation, any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that the undersigned is obligated to pay and the holder hereof is entitled to receive with respect to this Note shall not exceed the amount calculated on a simple (i.e. noncompounded) interest basis at the Maximum Rate on principal amounts actually advanced to or for the account of the undersigned, including all current and prior advances and any advances made pursuant to the Deed of Trust or other Security Documents (such as for the payment of taxes, insurance premiums and similar expenses and costs).

The undersigned and all other makers, signers, sureties, guarantors and endorsers of this Note waive demand, presentment, notice of dishonor, notice of intent to demand or accelerate payment hereof, diligence in the collecting, grace, notice and protest and agree to one or more extensions for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder hereof; and if collection procedures are ever commenced, by any means, including legal proceedings or through a probate or bankruptcy court, or if this Note is placed in the hands of any attorney for collection after default or maturity, the undersigned agrees to pay all costs of collection or attempted collection, including reasonable attorney's fees.

                            Pay to the order of
                                                ----------------------------
                                                         , without recourse.
                            ------------------------------

                                       GMAC COMMERCIAL MORTGAGE CORPORATION,
                                       a California corporation

                                       By: /s/
                                          ----------------------------------
                                           Name:
                                           Title:

                         ADDENDUM TO MULTIFAMILY NOTE
               (FOR USE WITH EXCEPTIONS TO NON-RECOURSE GUARANTY)
                             (Copperfield)

     THIS ADDENDUM TO MULTIFAMILY NOTE (the "Addendum") is made as of the 18th day of APRIL 1997 and is incorporated into and shall be deemed to amend and supplement the Multifamily Note (the "Multifamily Note") made by the undersigned (the "Borrower") to GMAC COMMERCIAL MORTGAGE CORPORATION and its successors, assigns and transferees (the "Lender"), dated the same date as this Addendum (the Multifamily Note as amended and supplemented by this Addendum, any other addendum to the Multifamily Note, and any future amendments to the Multifamily Note is referred to as the "Note"). The debt evidenced by the Note is secured by a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt of the same date (the "Multifamily Instrument"), covering the property described in the Multifamily Instrument and defined therein as the "Property," located at:


                   8255 Sunbury Lane, Houston, Texas
-------------------------------------------------------------------------------
                          (Property Address)


This Property is located entirely within the State of Texas
[INSERT NAME OF STATE IN WHICH THE PROPERTY IS LOCATED] (the "Property Jurisdiction"). The Multifamily Instrument is amended and supplemented by the Rider to Multifamily Instrument (the "Rider") and any other rider to Multifamily Instrument given by Borrower to Lender and dated the same date as the Multifamily Instrument. (The Multifamily Instrument as amended and supplemented by the Rider and any other rider to the Multifamily Instrument and any future amendments to the Instrument is referred to as the "Instrument".)

The term "Loan Documents" when used in this Addendum shall mean, collectively, the following documents: (i) the Instrument, (ii) the Note, and
(iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider) or O&M Agreement (as defined in the Rider), arising under, related to, or made in connection with, the loan evidenced by the Note, as such Loan Documents may be amended.

The covenants and agreements of this Addendum, and the covenants and agreements of any other addendum to the Multifamily Note, shall be incorporated into and shall amend and supplement the covenants and agreements of the Multifamily Note as if this Addendum and the other addenda were a part of the Multifamily Note, and all references to the Note in the Loan Documents shall mean the Note as so amended and supplemented. Any conflict between the provisions of the Multifamily Note and this Addendum shall be resolved in favor of this Addenda.

    ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Multifamily Note Borrower and Lender further covenant and agree as follows:

A.  PREPAYMENTS

    1.  YIELD MAINTENANCE PERIOD

    During the first .....19.5 .................
[(INSERT APPLICABLE NUMBER OF YEARS] years of the note term beginning with the date of the Note (the "Yield Maintenance Period") and upon giving Lender 60 days prior written notice, Borrower may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest and any other sums due Lender at the time of repayment, a prepayment premium equal to the greater of:

   (a) l% of the entire unpaid principal balance of the Note, or

   (b) The product obtained by multiplying (1) the entire unpaid principal balance of the Note at the time of prepayment, times (2) the difference obtained by subtracting from the interest rate on the Note the yield rate (the "Yield Rate") on the 7.5.% U.S. Treasury Security due 11/15/2016 (the "Specified U.S. Treasury Security"), as the Yield Rate is reported in the WALL STREET JOURNAL on the fifth Business Day preceding (x) the date notice of prepayment is given to Lender where prepayment is voluntary, or (y) the date Lender accelerates the loan, times (3) the present value factor calculated using the following formula:

           1 - (1+r) -n
           ------------
                r

           [r = Yield Rate
            n = the number of years, and any fraction thereof, remaining between the prepayment date and the expiration of the Yield Maintenance Period]

     In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's sole discretion. If the publication of such Yield Rates in the WALL STREET JOURNAL is discontinued. Lender shall determine such Yield Rates from another source selected by Lender.

     Except as provided in paragraph A3 of this Addendum, no partial prepayments are permitted. *

     2.  AFTER YIELD MAINTENANCE PERIOD

     After the expiration of the Yield Maintenance Period and upon giving Lender 60 days prior written notice, Borrower may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest and any other sums due Lender at the time of prepayment, a prepayment premium equal to 1% of the entire unpaid principal balance of the Note. No prepayment premium shall be due for any full prepayment made by Borrower in accordance with the provisions of the preceding sentence within 90 days of the maturity date of the Note.

     Except as provided in paragraph A.3 of this Addendum, no partial prepayments are permitted.

     3.  PARTIAL PREPAYMENTS

     Borrower shall have no right to make a partial prepayment of the outstanding indebtedness during the Note term. However, in the event that Lender shall require a partial prepayment of the outstanding indebtedness after a default under the Note, the Instrument or any of the other Loan Documents, by applying funds held by Lender pursuant to any Collateral Agreement (as defined in Uniform Covenant 2B of the Instrument) against the indebtedness secured by the Instrument, or, if

* SUCH PREPAYMENT PREMIUM SHALL BE DUE AND PAYABLE IF THE LOAN IS PREPAID FOR ANY REASON DURING THE FIRST 19.5 YEARS OF THE NOTE, INCLUDING WITHOUT LIMITATION, A PREPAYMENT ARISING BECAUSE OF AN ACCELERATION OF THE LOAN.

Lender shall for any other reason accept prepayment by Borrower of the outstanding indebtedness, except as otherwise provided in paragraph A.4 of this Addendum, a prepayment premium shall be due and payable to Lender as follows:

     (a) AFTER YIELD MAINTENANCE PERIOD. If Lender shall require or accept a partial prepayment after the expiration of the Yield Maintenance Period, the partial prepayment shall be made on the last Business Day before a scheduled monthly payment date and a prepayment premium equal to 1% of the partial principal prepayment amount shall be due and payable to Lender. No prepayment premium shall be due for any partial prepayment made by Borrower in accordance with the provisions of the preceding sentence within 90 days of the maturity date of the Note.

     (b) DURING YIELD MAINTENANCE PERIOD. If Lender shall require or accept a partial prepayment during the Yield Maintenance Period, the partial prepayment shall be made on the last Business Day before a scheduled monthly payment date and a prepayment premium shall be due and payable to Lender equal to the greater of:

         (i) 1% of the amount of principal being prepaid, or

         (ii) the product obtained by multiplying (A) the amount of the principal which is being prepaid, times (B) the difference obtained by subtracting from the interest rate on the Note the yield rate (the "Partial Prepayment Yield Rate") on the Specified U.S. Treasury Security, as the Partial Prepayment Yield Rate is reported in the WALL STREET JOURNAL on the fifth Business Day preceding (1) the day Lender accelerates the loan (in connection with any partial prepayment made in connection with an acceleration of the loan), or (2) the day Lender applies funds held under any Collateral Agreement (other than in connection with an acceleration of the loan), times
              (C) the present value factor calculated using the following formula:
                       -n
              1 - (1+y)
              -----------
                  Y

              [y = Partial Prepayment Yield Rate
               n = the number of years, and any fraction thereof, remaining between the prepayment date and the expiration of the Yield Maintenance Period]

     When the total amount to be applied toward the unpaid principal balance of the loan and the prepayment premium is known, but the amounts to be allocated toward the unpaid principal balance of the loan and the prepayment premium, respectively, are unknown, the Lender shall determine the allocation between the prepaid principal amount and the prepayment premium as follows:

         GIVEN: a = total amount to be applied

                b = prepaid principal amount

                c = prepayment premium

                N = note rate
                                                      -n
                F = present value factor = 1 - ( 1 +y)
                                          ------------
                                               y
                ["y" and "n" have the same meanings as set forth in subparagraph (ii) above]

         THEN: a = b + c

               b =    -a
                  --------
                  F (N-y) + 1

               c = a-b

     Except as provided in the next sentence, any partial prepayment of the outstanding indebtedness shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole and absolute discretion, to recast the monthly installments due under the Note so that the maturity date of the Note shall remain the same.

     4.  PREMIUM DUE WHETHER VOLUNTARY OR INVOLUNTARY PREPAYMENT;
         INSURANCE AND CONDEMNATION PROCEEDS

     Borrower shall pay the prepayment premium due under this paragraph A whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary. Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument.

     5.  NOTICE; BUSINESS DAY

     Any notice to Lender provided for in this Addendum shall be given in the manner provided in the Instrument. The term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which Lender is not open for business.

B.  BORROWER'S EXCULPATION

    Subject to the provisions of paragraph C and notwithstanding any other provision in the Note or Instrument, the personal liability of Borrower, any general partner of Borrower (if the Borrower is a partnership), and any "Key Principal" (collectively, the natural persons defined as Key Principal in Uniform Covenant 19(a)(1) of the Security Instrument) to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note and the Instrument shall be limited to (1) the real and personal property described as the "Property" in the Instrument. (2) the personal property described in or pledged under any Collateral Agreement (as defined in Uniform Covenant 2B of the Instrument) executed in connection with the loan evidenced by the Note, (3) the rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower (the "Rents and Profits") to the extent such receipts are necessary first, to pay the reasonable expenses of operating, managing, maintaining and repairing the Property, including but not limited to real estate taxes, utilities, assessments, insurance premiums, repairs, replacements and ground rents, if any (the "Operating Expenses") then due and payable as of the time of receipt of such Rents and Profits, and then, to pay the principal and interest due under the Note and any other sums due under the Instrument or any other Loan Document (including but not limited to deposits or reserves under any Collateral Agreement), except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceedings, to direct the disbursement of such sums.

     Except as provided in paragraph C, Lender shall not seek (a) any judgement for a deficiency against Borrower, any general partner of Borrower (if Borrower is a partnership) or any Key Principal, or Borrower's or any general partner's or Key Principal's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Instrument, or (b) any judgment on the Note except as may be necessary in any action bright under the Instrument to enforce the lien against the Property or to exercise any remedies under any Collateral Agreement.

C.  EXCEPTIONS TO NON-RECOURSE LIABILITY

    If, without obtaining the Lender's prior written consent, (i) a Transfer shall occur which, pursuant to Uniform Covenant 19 of the Instrument, gives Lender the right, at its option, to declare all sums secured by the Instrument immediately due and payable, (ii) Borrower shall encumber the Property with the lien of any subordinate instrument in connection with any financing by Borrower, or, (iii) Borrower shall violate the single asset covenant of paragraph J of the Rider, any of such events shall constitute a default by Borrower under the Note, the Instrument and the other Loan Documents, and if such event shall continue for 30 days, paragraph B shall not apply from and after the date which is 30 days after such event and the Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint or several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under the Note and the other Loan Documents. (except for certain subordinate debt to AIMCO Properties, L.P., a Delaware limited partnership, which is the subject of a Subordination Agreement of even date)

     Notwithstanding paragraph B, Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis in the amount of any loss, damage or cost (including but not limited to attorneys fees) resulting from (A) fraud or material misrepresentation by Borrower or Borrower's agents or employees or any Key Principal or general partner or Borrower in connection with obtaining the loan evidenced by the Note, or in complying with any of Borrower's obligations under the Loan Documents, (B) insurance proceeds, condemnation awards, security deposits from tenants or other sums or payments received by or on behalf of the Borrower in its capacity as owner of the Property and not applied in accordance with the provisions of the Instrument (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments, (C) all Rents and Profits, (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of the reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of principal and interest then due and payable under the Note and any other sums due under the Instrument and all other Loan Document (including but not limited to deposits or reserves payable under any Collateral Agreement), (D) Borrower's failure to pay transfer fees and charges due Lender under paragraph 19(c) of the Instrument, or (E) Borrower's failure following a default under any of the Loan Documents to deliver to Lender on demand all Rents and Profits, security deposits (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct the disbursement of such sums), books and records relating to the Property, (F) or relating to Hazardous Materials or compliance with Hazardous Materials Laws to the full extent of any losses or damages (including those resulting from diminution in value of the Property) incurred by Lender as a result of the existence of such Hazardous Materials or failure to comply with Hazardous Materials Laws or the obligations of Borrower hereunder relating thereto, (G) intentional damage to the Property or (H) failure of Borrower to pay taxes or other liens with priority over the Multifamily Instrument.

     No provision of paragraphs B or C shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by the Note,
(ii) release or reduce the debt evidenced by the Note, (iii) impair the right of Lender to enforce the provisions of paragraph D of the Rider, (iv) impair the lien of the Instrument, or (v) impair the right of Lender to enforce the provisions of any Collateral Agreement.

D.  BUSINESS, COMMERCIAL OR INVESTMENT PURPOSE

    Borrower represents that the Loan evidenced by the Note is being made solely for business, commercial or investment purposes.

E.  GOVERNING LAW

    1.  CHOICE OF LAW

    The validity of the Note, and the other Loan Documents, each of their terms and provisions, and the rights and obligations of Borrower under the Note, and the other Loan Documents shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the Property Jurisdiction.

    2.  CONSENT TO JURISDICTION

    Borrower irrevocably consents to the exclusive jurisdiction of any and all state and federal courts with jurisdiction in the Property Jurisdiction over Borrower and Borrower's assets. Borrower agrees that such assets shall be used to first satisfy all claims of creditors organized or domiciled in the United States of America ("USA") and that no assets of the Borrower in the USA shall be considered part of any foreign bankruptcy estate.

     Borrower agrees that any controversy arising under or in relation to the Note, the Instrument or any of the other Loan Documents shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which may arise under or in relation to the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement, or compliance with the Note, the Instrument, or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, the Instrument or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise.

F.  SUCCESSORS AND ASSIGNS

    The provisions of the Note, the Instrument, and all other Loan Documents shall be binding on the successors and assigns, including, but not limited to, any receiver, trustee, representative or other person appointed under foreign or domestic bankruptcy, receivership, or similar proceedings of Borrower and any person having an interest in Borrower.

G.  NO THIRD PARTY BENEFICIARY

    Borrower acknowledges and agrees that (i) any loss sharing arrangement or arrangements for interim advancement of funds that originally is made by the Lender named in the Note to Federal National Mortgage Association is made pursuant to a contractual obligation of such Lender to Federal National Mortgage Association that is independent of, and separate and distinct from, the obligation of Borrower for the full and prompt payment of the indebtedness evidenced by the Note. (ii) Borrower shall not be deemed to be a third party beneficiary of such loss sharing arrangement or arrangement for interim advancement of funds, and (iii) no such loss sharing or interim advancement arrangement shall constitute any person or entity making such payment as a guarantor or surety of the Borrower's obligations, notwithstanding the fact that the obligations under any such loss sharing or interim advancement arrangement may be calculated with reference to amounts payable under the Note or other Loan Documents.

     BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Addendum.

WITNESS:               COPPERFIELD PARTNERS, LTD., a Texas limited partnership

                       By: AIMCO COPPERFIELD, L.P., a Delaware limited partnership, its General Partner

                             By: AIMCO HOLDINGS, L.P., a Delaware limited partnership, its General Partner

                                   By:   AIMCO HOLDINGS QRS, INC., a Delaware
                                         corporation, its General Partner


/s/ Lynn Shapiro                         By:  /s/ Harry Alcock
-------------------------                    --------------------------------
                                              Harry Alcock
                                              Vice President






























THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.